Exhibit 3.63

FILED - Arkansas Secretary of State #100121981 05/11/1995 15:01

CERTIFIED COPY ARTICLES OF INCORPORATION OF Med-U-Care, Inc.

The undersigned person hereby states the following in order to form a corporation pursuant to the Arkansas Business Corporation Act Number 958 of 1987:

1. The name of this corporation is Med-U-Care, Inc.

2. The corporation is authorized to issue 100,000 shares of common, voting stock and each share shall have a par value of $1.00.

3. The initial registered office of this corporation shall be located at 34 Heritage Park Circle, North Little Rock, Arkansas and the name of the registered agent of this corporation at that address is Mack D. Harbour.

4. The name and address of each incorporator is as follows:

Name	Post Office Address

Mack D. Harbour	34 Heritage Park Circle North Little Rock, AR 72116

5. The nature of the business of the corporation and the object or purposes proposed to be transacted, promoted or carried on by it are as follows:

(a)	The primary purpose of the corporation shall be to establish and operate child health management services clinics; to provide full medical multi-discipline diagnosis and evaluation for the purpose of early intervention and prevention for eligible recipients; to operate as a licensed child care center and/or facility; to establish and operate programs for the mildly ill children; and to promote programs to advance the best possible care for the targeted recipients.

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(b)	To conduct any other business enterprise not contrary to law;

(c)	To exercise all of the powers enumerated in Section 4-27-302 of the Arkansas Business Corporation Act.

6. The President and Secretary of the corporation shall have the authority on behalf of the corporation to enter into any contract between the corporation and all of its shareholders (a) imposing restrictions on the future transfer (whether inter vivos, by inheritance or testamentary gift), hypothecation or other disposition of its shares; (b) granting purchase options to the corporation or its shareholders; or (c) requiring the corporation or its shareholders to purchase such shares upon stated contingencies.

7. The number of Directors constituting the initial Board of Directors shall be two (2).

8. All shares of stock issued by the corporation shall be represented by certificates.

9. All shareholders are entitled to cumulate their votes for Directors.

10. The corporation elects to have preemptive rights.

EXECUTED this 11th day of May, 1995.

/s/ MACK D. HARBOUR
MACK D. HARBOUR

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Arkansas Secretary of State - Document No.: 5909790001 - Date Filed: 06-08-1995 02:40 PM - Total Pages: 1

CERTIFIED COPY State of Arkansas OFFICE OF THE SECRETARY OF STATE APPLICATION FOR FICTITIOUS NAME

To:	Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094

Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be conducted by this corporation is:

		PEDIATRIC DAY HEALTH CARE		.

2.	The character of the business being or to be conducted under such fictitious name is:

		PEDIATRIC DAY HEALTH CARE		.

3.	a)	The corporation name of the applicant and it’s date of qualification in Arkansas:

		MED-U-CARE, INC. May 11, 1995		.

	b)	The State of incorporation is:

		ARKANSAS		.

	c)	The location (city and street address) of the registered office of the applicant corporation in Arkansas is:

		Street	34 Heritage Park Circle

		City	North Little Rock

		State	Arkansas 72116

	Signature:	/s/ Mack D. Harbour	Mack D. Harbour, Pres.
(Chairman of the Board, President or other officers (if directors have not been selected, the incorporator may execute)

	Address:		34 Heritage Park Circle, North Little Rock, AR 72116
INSTRUCTIONS:

Prepare this form in duplicate, send to Secretary of State’s Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).

Fee $25.00	DN-18/F-18/Rev. 10-1-88

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Arkansas Secretary of State - Document No.: 5909790004 - Date Filed: 01-04-1996 03:32 PM - Total Pages: 1

CERTIFIED COPY NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH

To:	Sharon Priest
Secretary of State
Corporation Division
State Capitol
Little Rock, Arkansas 72201-1094

Pursuant to the Corporation Laws of the State of Arkansas, the undersigned corporation submits the following statement for the purpose of changing its registered office or its registered agent, or both in the state of Arkansas. If this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable corporations.

☐ Foreign ☒ Domestic

1.	Name of corporation:	MED-U-CARE, INC.

2.	Address of its present registered office:	34 Heritage Park Circle
Street Address
North Little Rock, AR 72116

City, State, Zip

3.	Address to which registered office is to be changed:

109 Howard Court, Fairfield Bay, AR 72088-3911
Street Address, City, State, Zip

4.	Name of present registered agent:	Mack D. Harbour

5.	Name of successor registered agent:	Mark D. Harbour

I.	Mack D. Harbour	hereby consent to serve as registered agent for this corporation.

/s/ Mack D. Harbour
Successor Agent
Mack D. Harbour

A letter of consent from successor agent may be substituted in lieu of this signature.

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

MUST BE FILED IN DUPLICATE

A copy bearing the file marks of the Secretary of State shall be returned.

If this corporation is governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.

Dated January 4, 1996 .

/s/ Mack D. Harbour
Name of Authorized Officer
Mack D. Harbour

President & CEO
Title of Authorized Officer

Secretary or Assistant Secretary
Mack D. Harbour

Fee $25.00	DO-3/DN-O4/F-06/10-1-88

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Arkansas Secretary of State - Document No.: 5909790002 - Date Filed: 12-18-1996 02:26 PM - Total Pages: 1

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State of Arkansas
OFFICE OF THE SECRETARY OF STATE
APPLICATION FOR FICTITIOUS NAME

To:	Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094

Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be conducted by this corporation is:

MED-DAY-CARE

2.	The character of the business being or to be conducted under such fictitious name is:

PEDIATRIC DAY HEALTH CARE

3.	a) The corporation name of the applicant and it’s date of qualification in Arkansas:

MED-U-CARE, INC. May 11, 1995

b) The State of incorporation is:

ARKANSAS

c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is:

		Street	109 Howard Court

		City	Fairfield Bay

		State	Arkansas 72088-3911

	Signature:	/s/ Mack D. Harbour Mack D. Harbour, President
Chairman of the Board, President or other officers (if directors have not been selected, the incorporator may execute)

	Address:	109 Howard Court, Fairfield Bay, AR 72088-3911

INSTRUCTIONS:

Prepare this form in duplicate, send to Secretary of State’s Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).

Fee $25.00	DN-18/F-18/Rev. 10-1-88

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FILED - Arkansas Secretary of State #100121981 05/26/1999 00:

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State of Arkansas - Office of the Secretary of State
CERTIFICATE OF AMENDMENT
The undersigned, pursuant to the Arkansas Business Corporation Act (Act 958 of 1987), sets for the following.

1.	The name of the corporation is MED-U-CARE, INC. (FILE NO. 121981) and is duly organized, created and existing under and by virtue of the laws of the State of Arkansas.

2.	The amendment to the Articles of Incorporation was adopted on MAY 5 , 1999 .

3.	The Articles of Incorporation are amended as follows:

CORPORATE NAME CHANGE TO PEDIATRIC SPECIALTY CARE, INC.

4.	If an amendment provides for an exchange, reclassification or cancellation of issued shares and such provisions are not contained in the amendment itself, state the provisions for the implementation.

5A.	☒ The amendment was adopted by the incorporators or board of directors of the corporation and no action by the shareholders was required to adopt the amendment.

OR

5B.	☐ The amendment was approved by the shareholders. shares of

                                                                                                                   (Number)

                                  stock are outstanding.                                  votes are entitled to be cast by each voting group

      (Designation)                                                    (Number)

entitled to vote separately on the amendment. The number of votes of each voting group indisputably repre-

sented at the meeting was                                 .                                  shares voted in favor of the amendment

                                                                                                        (Number)

and                                  shares voted against the amendment. The number of shares voting in favor of the

                                (Number)

amendment was sufficient to adopt the amendment.

/s/ Illegible Signature
Name

TREASURER
Title (Chairman of the Board, President, other officer - if directors have not been selected as incorporators)

Filing Fee: $50.00
Fee with share exchange: $100.00	DN-07/Rev. 5-1-88

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IN WITNESS WHEREOF, the said Corporation,                                          has caused its corporate name to be subscribed by its President, who hereby verifies that the statements contained in the foregoing Certificate of Amendment are true and correct to the best of his/her knowledge and beliefs, and its corporate seal hereto affixed and duly attested by its Secretary, on this                      date,                                         , 19        .

Corporate Seal

Corporate Name

President

Address

ATTEST:

Secretary

Instructions: File in DUPLICATE with the Secretary of State, State Capitol, Little Rock, AR 72201, with payment of fees. Duplicate copy will be returned to the corporation at the listed address, and must be filed in the office of the county clerk in which the corporation’s registered office is located, (in other than Pulaski County) within 60 days after the date of filing with the Secretary of State.

Filing Fee: $50.00

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FILED - Arkansas Secretary of State #100121981 06/21/1999 00:

[SEAL]	CERTIFIED COPY
Arkansas Secretary of State Sharon Priest
State Capitol — Little Rock, Arkansas 72201-1094 — 501.682.3409

NOTICE OF CHANGE OF REGISTERED OFFICE

OR REGISTERED AGENT, OR BOTH

To:	Sharon Priest
Secretary of State
Corporations Division
State Capitol
Little Rock, Arkansas 72201-1094

Pursuant to the Corporation Laws of the State of Arkansas, the undersigned corporation submits the following statement for the purpose of changing its registered office or its registered agent, or both in the state of Arkansas. If this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable corporations.

☐    Foreign        ☒    Domestic

1. Name of corporation:	PEDIATRIC SPECIALTY CARE, INC.

2. Address of its present registered office:	109 HOWARD COURT
Street Address

FAIRFIELD BAY, AR 72088-3911
City, State, Zip

3.	Address to which registered office is to be changed:

1201 GEE STREET JONESBORO, AR 72401
Street Address, City, State, Zip

4. Name of present registered agent:	MACK HARBOUR

5. Name of successor registered agent:	R D STEWART

I, R D STEWART , hereby consent to serve as registered agent for this corporation.

Successor Agent

A letter of consent from successor agent may be substituted in lieu of this signature.

6.         The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

MUST BE FILED IN DUPLICATE

A copy bearing the file marks of the Secretary of State shall be returned.

If this corporation is governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.

Dated     JUNE 16            19  99        .

/s/ Illegible Signature
Signature of Authorized Officer

SECRETARY–TREASURER
Title of Authorized Officer

/s/ Illegible Signature
Secretary or Assistant Secretary

Fee $25.00	DO-3/DN-04/F-06/ 1-98

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Arkansas Secretary of State - Document No.: 4538990002 - Date Filed: 10-06-2005 4:29 PM - Total Pages: 1

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APPLICATION FOR FICTITIOUS NAME

TO:	SECRETARY OF STATE

Business Services Division

State Capitol Building

Little Rock, AR 72201

Pursuant to the provisions of the Arkansas Business Corporation Act (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be conducted by this corporation is: ASCENT

2.	The character of the business being or to be conducted by the corporation is:

Ownership and operation of a pediatric health care facility or facilities

3.	A.	The corporate name of the applicant: PEDIATRIC SPECIALTY CARE, INC.

	B.	The state of incorporation is Arkansas.

	C.	The location of the registered office of the applicant corporation in Arkansas is:
1201 Gee Street Jonesboro, AR 72401

PEDIATRIC SPECIALTY CARE, INC.

By:	/s/ Michael T. Prince
Michael T. Prince, President

Address:	706 Gladiolus
Jonesboro, AR 72401

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Arkansas Secretary of State - Document No.: 4538990003 - Date Filed: 10-06-2005 04:29 PM - Total Pages: 1

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APPLICATION FOR FICTITIOUS NAME

TO:	SECRETARY OF STATE

Business Services Division

State Capitol Building

Little Rock, AR 72201

Pursuant to the provisions of the Arkansas Business Corporation Act (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be conducted by this corporation is: ASCENT BEHAVIORAL HEALTH

2.	The character of the business being or to be conducted by the corporation is:

Ownership and operation of a pediatric health care facility or facilities

3.	A.	The corporate name of the applicant: PEDIATRIC SPECIALTY CARE, INC.

	B.	The state of incorporation is Arkansas.

	C.	The location of the registered office of the applicant corporation in Arkansas is:
1201 Gee Street Jonesboro, AR 72401

PEDIATRIC SPECIALTY CARE, INC.

By:	/s/ Michael T. Prince
Michael T. Prince, President

Address:	706 Gladiolus
Jonesboro, AR 72401

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Arkansas Secretary of State - Document No.: 6044170002 - Date Filed: 08-09-2006 10:52 AM - Total Pages: 1

[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol — Little Rock, Arkansas 72201-1094 501-682-3409 — www.sosweb.state.ar.us

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NOTICE OF CHANGE OF REGISTERED OFFICE

OR REGISTERED AGENT, OR BOTH

MARK ENTITY TYPE

☒	Corporation-Profit	☐	General Partnership	☐	Limited Liability Limited Partnership
☐	Corporation-Non Profit	☐	Limited Partnership
☐	Limited Liability Company	☐	Limited Liability Partnership

Pursuant to the Laws of the State of Arkansas, the undersigned submits the following statement for the purpose of changing its registered office or its registered agent, or both in the State of Arkansas. If this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable entities.

1.	Name of corporation:	PEDIATRIC SPECIALTY CARE, INC.

2.	Is the entity: ☒ Domestic or ☐ Foreign	Name of Tax Contact:	J. Mack Nunn
1705 Capital of Texas Hwy South, Ste 400 Austin, TX 78746

3.	Street address of registered office changing from:	1201 Gee St.
Street Address

Jonesboro, AR 72401 City, State, Zip

4.	Street address to which registered office changing:	425 W. Capitol Ave., Suite 1700
Street Address

Little Rock, AR 72201 City, State, Zip

(The address of the registered office and the business address of the registered agent must be identical.)

5.	Name of registered agent changing from: R. D. Stewart To: The Corporation Company

I, THE CORPORATION COMPANY hereby consent to serve as registered agent for this entity.

/s/ John J Linnihan
John J Linnihan AsstSecy Successor Agent

A letter of consent from successor agent may be substituted in lieu of this signature.

A copy bearing the file marks of the Secretary of State shall be returned.

If this entity is a corporation governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

/s/ J. Mack Nunn, Secretary
Signature and Title of Authorized Officer

Dated: 7/29/06

Fee For Corporation or Limited Liability Company - $25.00

Fee For General Partnership, Limited Partnership, Limited Liability Partnership or Limited Liability Limited Partnership - $15.00	DO-3/DN-04/F-06/“ALL” Rev. 4/06

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Arkansas Secretary of State - Document No.: 6046000002 - Date Filed: 08-09-2006 03:56 PM - Total Pages: 1

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol — Little Rock, Arkansas 72201-1094 501-682-3409 — www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☒	For-Profit Corporation ($25.00 fee)	☐	Nonprofit Corporation
	☐	General Partnership	☐	Limited Partnership ($15.00 fee)
	☐	LLC ($25.00 fee)	☐	LLP ($15.00 fee)
	☐	LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is:

ASCENT CHILDREN’S HEALTH SERVICES

2.	The character of the business being, or to be, conducted under such fictitious name is:
Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas:

Pediatric Specialty Care, Inc.

b) The entity is ☒ domestic ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201
	Street	City	State	ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer	J. MACK NUNN
(Type or Print)

Authorized Signature:	/s/ J. Mack Nunn Title: Secretary
(Chairman, Partner or other authorized person)

Address:	1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

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FILED - Arkansas Secretary of State # 1001483/1 01/09/2008 11:

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol — Little Rock, Arkansas 72201-1094 501-682-3409 — www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent:	The Corporation Company

b. New name of Commercial Registered Agent:	The Corporation Company

2.	a. Current address on file:	425 West Capitol Avenue

		Street Address

Suite 1700	Little Rock, AR	72201

Street Address Line 2		City, State Zip

b. New address:	124 West Capitol Avenue

Street Address

Suite 1400	Little Rock, AR	72201-3736

Street Address Line 2		City, State Zip

3.	a. Jurisdiction / type of organization:	Business Corporation

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 27th day of December, 2007.

/s/ Marie Hauer, Asst. Secy.	MARIE HAUER
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

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FILED - Arkansas Secretary of State # 100121982 06/19/2008 15:

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol — Little Rock, Arkansas 72201-1094 501-682-3409 — www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent:	THE CORPORATION COMPANY

b. New name of Commercial Registered Agent:	THE CORPORATION COMPANY

2.	a. Current address on file:	124 West Capitol Avenue

Street Address

Suite 1400	Little Rock, AR 72201- 3736

Street Address Line 2	City, State Zip

b. New address:	124 West Capitol Avenue

Street Address

Suite 1900	Little Rock, AR 72201

Street Address Line 2	City, State Zip

3.	a. Jurisdiction / type of organization:	BUSINESS CORPORATION

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 28th day of April, 2008.

/s/ Marie Hauer, Asst. Secy	MARIE HAUER
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

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